UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

450 Wireless Blvd., Hauppauge, NY

11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux

            c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/10

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York Mellon

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2010

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

November 30, 2010

ECONOMIC SUMMARY

The pace of U.S. economic growth increased in the third quarter of 2010 to 2.6% from the 1.7% real Gross Domestic Product (GDP) reported in the second quarter of 2010.  The increase was attributable to increases in personal consumption and investments in equipment, and to improving exports.

Consumer spending, which had slowed to a 2.0% annual rate in the second quarter, rose by 2.3% in the third quarter.  Retail sales increased 0.4% in August and retail sales excluding autos rose 0.6% for the month. A weak employment market, high debt levels, a weak housing market and tight credit are holding consumers back.

Consumer confidence, as measured by the University of Michigan’s Survey of Consumer Confidence Sentiment declined modestly in October to 67.9 from 68.2 in September.  Consumer Confidence has been little changed over the past four months and October’s reading of 67.9 is well below the ten year average of 83.3.

Conditions are indicative of what is called a “growth recession” wherein the rate of economic growth is insufficient to reduce unemployment.  The unemployment rate held steady at 9.6% in October.  In October, U.S. non-farm payrolls rose by 151,000 and the prior two months were revised upward by 110,000 jobs.  Unemployment continues to be dominated by the long term unemployed as 42% of the unemployed have been out of work for more than 27 weeks.

The U.S. housing market remains weak though did improve in September. In the month of September new home sales came in at an annualized pace of 307,000 homes, an increase from August’s pace of 288,000 homes.  Housing starts for the month of September registered an annualized rate of 610,000, a 2.0% increase over the prior month.  In an indication of the potential contribution of housing to GDP in the future, building permits issued in the month of September came in at an annualized rate of 539,000, a 3.5% decrease from the prior month.  In general, these reports indicate that housing is likely to be a modest contributor to economic growth for the remainder of 2010 and into 2011.

Inflation remains subdued and certainly below the Federal Reserve’s assumed target range of 1.5 to 2.5%.  The Personal Consumption Expenditures (PCE) index rose 1.4% while the PCE excluding Food & Energy rose 1.2% on a year over year basis for September.   In a month-to-month comparison, PCE Core was unchanged from August to September.

While there is some evidence of inflation in the production pipeline as the Producer Price Index rose 4.0% year-over-year for September and PPI Ex-Food & Energy rose 1.6% year-over year, this has not found its way into final sales.

Durable goods orders rose 3.3% in September.  However, excluding transportation orders, durable goods orders decreased 0.8%.  Durable goods orders excluding defense and transportation, a measure of business spending, declined 0.6% in September.

The Conference Board Leading Economic Index (LEI) increased 0.3% in September, following a 0.1% increase in August, and a 0.2% increase in July.  Such measures indicate that modest economic growth should be expected.  The LEI remains on a general upward trend, but is growing at its slowest pace since the middle of 2009.

We expect U.S. economic growth for the remainder of 2010 to be between 2.0 to 2.5%.  Overall, 2010 now looks set to generate GDP growth of just below 2.6% for the calendar year, and we expect growth to stay in the 2.0 to 2.5% range during 2011 with the potential of an upward surprise.

The Equity Growth Fund

For the six months and one year ended November 30, 2010 the North Country Equity Growth Fund had total returns of 7.11% and 5.50% versus the S&P 5001 at 9.50% and 9.94% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were -7.15%, -0.31%, and -0.65% versus the S&P 500 at -5.15%, 0.98%, and 0.81% respectively.

Market volatility was pronounced in the year ending November 30, 2010, due in great part to investor sentiment that flitted between optimism and pessimism.  On one hand, the weak labor market, lower home prices, and uncertainty surrounding the Sovereign Debt Crisis in Europe weighed on the stock market.   On the other hand, modest economic growth coupled with strong corporate profit growth, reasonable valuations and an accommodative Federal Reserve supported the case for a rising equity market.

Earnings growth remains intact as third quarter of 2010 marked a 32.0% year-over-year increase on a share-weighted basis.  Excluding financial companies, earnings rose 25.8% year-over-year on a share-weighted basis.  Notably, 72% of the corporations reported positive earnings surprises.

Consensus expectations forecast a year-over-year earnings increase of 24.5% for the fourth quarter of 2010.  Consensus earnings expectations for the first and second quarter of 2011 are in the low double digits.  We note that earnings growth has historically been one of the prime determinants of stock market returns.  With an outlook for positive, though modest, economic growth and expectations of double digit earnings growth by S&P 500 companies in 2011, we believe there are attractive opportunities in the equity markets.

We began November of 2009 with over-weights in the information technology, industrial, energy and materials sectors, and under-weights in the consumer discretionary, telecommunication, utilities and the financial sectors. This reflected our expectation for a rotation in leadership from defensive sectors to cyclical sectors.  We believed that the consumer would continue to face challenges in the form of high unemployment and access to credit, and that the financial sector would continue to be impacted by lingering effects of the credit crisis, credit quality and potential new capital requirements.

In May of 2010 we increased our consumer discretionary position to a market weight as we believed that the level of consumer spending and attractive valuations relative to historical measures more than offset the continued challenges faced by consumers.

In response to what we saw as potentially ongoing volatility due to the Euro zone sovereign debt crisis, in June of 2010 we reduced our over-weights in industrials and information technology and increased utilities to a market-weight.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

In September we further increased utilities, to an over-weight, and increased consumer staples to a market-weight in a further effort to mitigate market volatility. Additionally, healthcare was reduced to an under-weight due to uncertainty surrounding U.S. Health Care Reform, and the impact on health care budgets from newly adopted European austerity measures.

Our current position reflects an expectation of moderate economic growth in the U.S. with continued concerns in the financial sector.  We are over-weighted in the industrial and information technology sectors due to their economic sensitivity; and the utility sector due to attractive dividend yields and stable earnings.  We are underweighted in the financial sector due to concerns over the credit cycle, credit quality and potential new capital requirements; the healthcare sector due to regulatory and budget pressures, and telecommunication sectors due to what we see as modest earnings growth potential and rising debt burdens.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 3.77% for the six month period ending November 30, 2010 versus its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, which returned 3.68%.  As of November 30, 2010, the North Country Intermediate Bond Fund had annualized total returns for one year, three years, five years and ten years of 5.65%, 4.13%, 4.22% and 4.51% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 5.09%, 5.34%, 5.62% and 5.54% respectively.

The North Country Intermediate Bond Fund has outperformed its benchmark for the six-month and one year periods ending November 30, 2010.  The outperformance during this time period is related to our decision to maintain a longer than benchmark duration and an overweight in corporate bonds relative to our benchmark.  We attribute this recent relative out performance to a general narrowing of credit spreads. The North Country Intermediate Bond Fund has sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, attractive yields in corporate bonds, and potential for tightening credit spreads.

For the three-year and five-year periods ending November 30, 2010 the North Country Intermediate Bond Fund has underperformed its benchmark.  During this period, the North Country Intermediate Bond Fund had sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.  The flight to quality during the credit crisis benefitted the performance of U.S. Treasuries while negatively impacting returns of corporate bonds as credit spreads widened during this period; consequently our performance relative to our benchmark was negatively impacted.  Relative investment performance for the five-year and ten-year periods ending November 30, 2010 were also impacted by the fund maintaining a shorter than benchmark duration during the period, from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted.  These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.

2 The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.08%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.85%

Average Annual Total Returns as of September 30, 2010 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	5.78%	-0.64%	-1.74%

North Country Intermediate Bond Fund	8.24%	4.34%	4.74%

Average Annual Total Returns as of November 30, 2010 (Fiscal Year-End)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	5.50%	-0.31%	-0.65%

North Country Intermediate Bond Fund	5.65%	4.22%	4.51%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund’s investment adviser voluntarily agreed to reduce its fees and/or absorb expenses of the fund through November 30, 2009 to insure that the net annual fund operating expenses will not exceed 1.10% for both the Growth and the Bond Fund (before acquired fund fees and expenses). Performance results shown reflect this fee waiver and recapture, without which results after February 28, 2001 could have been lower.  Please review the Fund’s prospectus for more detail on the expense waiver.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as November 30, 2010 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0115-NLD-1/18/2011

North Country Equity Growth Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2010

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	5.50%	(0.31)%	(0.65)%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2010

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	5.65%	4.22%	4.51%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

November 30, 2010

Industries	% of Net Assets		% of Net Assets
Common Stock	98.19%
Computer / Network Products	8.84%	Transportation	2.55%
Banks	8.62%	Media	2.38%
Retail	8.20%	Semiconductors	2.22%
Oil & Gas Producers	7.61%	Food	2.17%
Medical - Drugs	5.63%	Insurance	1.95%
Conglomerates	4.92%	Mining	1.89%
Software & Programming	4.91%	Electric Products	1.59%
Telecommunications	4.83%	Auto Manufacturers	1.30%
Medical Equipment & Supplies	4.55%	Leisure Time	0.94%
Diversified Financial Services	4.45%	Packaging & Containers	0.92%
Electric Utilities	4.28%	Industrial Gases	0.89%
Beverages	3.49%	Aerospace / Defense	0.33%
Oil & Gas Services	3.37%	Money Market Funds	1.70%
Consumer Products	2.81%	Other Assets Less Liabilities	0.11%
Machinery – Construction & Mining	2.55%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
T. Rowe Price Group, Inc.	2.71%	Apple, Inc.	2.30%
ChevronTexaco Corp.	2.70%	3M Co.	2.28%
Occidental Petroleum Corp.	2.70%	EMC Corp.	2.25%
Caterpillar, Inc.	2.55%	Intel Corp.	2.22%
International Business Machines	2.30%	Exxon Mobil Corp.	2.21%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

November 30, 2010

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	79.64%	Electrical Components & Equipment	2.21%
Banks	10.94%	Insurance	2.14%
Diversified Financial Services	6.90%	Pharmaceuticals	2.04%
Electric Utilities	5.74%	Foods	1.39%
Investment Services	4.81%	Household Products	1.39%
Retail	4.75%	Forest Products & Paper	1.33%
Telecommunications	4.34%	Cosmetics / Personal Care	0.84%
Chemicals	4.28%	Multimedia	0.76%
Beverages	3.49%	Iron / Steel	0.75%
Healthcare Products	3.48%	Healthcare Services	0.71%
Oil & Gas	3.48%	Oil & Gas Services	0.40%
Software	2.86%	U.S. Govt. & Agency Obligations	16.84%
Aerospace / Defense	2.80%	Government Agencies	16.84%
Communications Equipment	2.80%	Money Market Funds	2.46%
Transportation	2.74%	Other Assets Less Liabilities	1.06%
Computers	2.27%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
FHLB, 4.125%, due 12/13/19	2.80%	CVS Corp., 5.75%, due 8/15/11	2.67%
Medtronic, Inc., 4.45%, due 3/15/20	2.78%	FFCB, 3.80%, due 12/14/17	2.66%
FHLMC, 3.75%, due 3/27/19	2.76%	FHLB, 4.30%, due 3/23/20	2.60%
U.S. Bancorp, 3.15%, due 3/4/15	2.69%	IBM, 5.70%, due 9/14/17	2.27%
Merrill Lynch & Co., 5.00%, due 1/15/15	2.68%	Oracle Corp., 5.00%, due 7/8/19	2.16%

                                                               FHLB – Federal Home Loan Bank

                                                               FHLMC – Federal Home Loan Mortgage Corporation

                                                               FNMA – Federal National Mortgage Association

                                                               FFCB – Federal Farm Credit Bank

THE NORTH COUNTRY FUNDS

Equity Growth Fund
SCHEDULE OF INVESTMENTS
November 30, 2010

Shares		Fair Value	Shares		Fair Value
COMMON STOCK - 98.19%			Electric Utilities - 4.28%
Aerospace / Defense - 0.33%			17,300	Alliant Energy Corp.	$ 628,163
4,200	Lockheed Martin Corp.	$ 285,768	22,700	Dominion Resources, Inc.	942,731
			14,900	Exelon Corp.	586,613
Auto Manufacturers - 1.30%			14,300	Progress Energy, Inc.	624,767
69,900	Ford Motor Co. *	1,114,206	23,700	Southern Co.	893,964
					3,676,238
Banks - 8.62%			Food - 2.17%
67,730	The Bank of New York Mellon Corp.	1,828,032	25,800	General Mills, Inc.	911,514
45,900	JP Morgan Chase & Co.	1,715,742	19,700	HJ Heinz Co.	950,919
41,000	Morgan Stanley	1,002,860			1,862,433
44,300	US Bancorp	1,053,454	Industrial Gases - 0.89%
66,500	Wells Fargo & Co.	1,809,465	8,300	Praxair, Inc.	764,015
		7,409,553
Beverages - 3.49%			Insurance - 1.95%
24,000	Coca-Cola Co.	1,516,080	21,000	Berkshire Hathaway Inc. - Class B *	1,673,280
23,000	PepsiCo, Inc.	1,486,490
		3,002,570	Leisure Time - 0.94%
Computers / Network Products - 8.84%			19,500	Carnival Corp.	805,545
6,350	Apple, Inc. *	1,975,803
90,000	EMC Corp. *	1,934,100	Machinery - Construction & Mining - 2.55%
40,700	Hewlett-Packard Co.	1,706,551	25,900	Caterpillar, Inc.	2,191,140
14,000	International Business Machines Corp.	1,980,440
		7,596,894	Media - 2.38%
Conglomerates - 4.92%			32,400	Time Warner, Inc.	955,476
23,300	3M Co.	1,956,734	29,900	Walt Disney Co.	1,091,649
27,000	Danaher Corp.	1,167,750			2,047,125
14,700	United Technologies Corp.	1,106,469	Medical Drugs - 5.63%
		4,230,953	33,600	Abbott Laboratories	1,562,736
Consumer Products - 2.81%			30,000	Bristol-Myers Squibb Co.	757,200
14,600	Colgate-Palmolive Co.	1,117,630	22,600	Johnson & Johnson	1,391,030
21,300	Procter & Gamble Co.	1,300,791	18,400	Medco Health Solutions Inc. *	1,128,288
		2,418,421			4,839,254
Diversified Financial Services - 4.45%			Medical Equipment & Supplies - 4.55%
34,500	American Express Co.	1,491,090	20,500	Baxter International, Inc.	995,275
40,000	T Rowe Price Group, Inc.	2,333,200	24,500	Medtronic, Inc.	821,485
		3,824,290	18,400	St Jude Medical, Inc. *	711,896
Electrical Products - 1.59%			14,000	Stryker Corp.	701,260
24,900	Emerson Electric Co.	1,371,243	13,900	Zimmer Holdings, Inc. *	684,714
					3,914,630

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS
Equity Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

Shares		Fair Value	Shares		Fair Value
Mining - 1.89%			Software & Programming (Continued) - 4.91%
11,200	Freeport-McMoRan Copper & Gold-		58,800	Microsoft Corp.	$ 1,482,348
	Class B	$ 1,134,784	55,000	Oracle Corp.	1,487,200
12,100	Vulcan Materials Co.	485,452			4,220,912
		1,620,236	Telecommunications - 4.83%
Oil & Gas Producers - 7.61%			22,000	AT&T, Inc.	611,380
28,700	Chevron Corp.	2,323,839	78,400	Cisco Systems, Inc. *	1,502,144
27,300	Exxon Mobil Corp.	1,898,988	30,300	Qualcomm, Inc.	1,416,222
26,300	Occidental Petroleum Corp.	2,318,871	19,400	Verizon Communications, Inc.	620,994
		6,541,698			4,150,740
Oil & Gas Services - 3.37%			Transportation - 2.55%
19,000	ConocoPhillips	1,143,230	14,500	Norfolk Southern Corp.	872,465
13,200	Devon Energy Corp.	931,524	18,800	United Parcel Service, Inc. - Cl. B	1,318,444
24,600	Marathon Oil Corp.	823,362			2,190,909
		2,898,116
Packaging & Containers - 0.92%			TOTAL COMMON STOCK		84,396,930
30,800	Packaging Corp. of America	790,020	( Cost - $73,216,769)

Retail - 8.20%
15,000	Costco Wholesale Corp.	1,014,150	MONEY MARKET FUND - 1.70%
38,000	Home Depot, Inc.	1,147,980	1,460,729	BlackRock Liquidity
20,300	Kohl's Corp. *	1,145,326		Temp Fund, 0.18% (a)	1,460,729
20,800	McDonald's Corp.	1,628,640	TOTAL MONEY MARKET FUNDS		1,460,729
19,800	TJX Companies, Inc.	903,078	( Cost - $1,460,729)
22,300	Wal-Mart Stores, Inc.	1,206,207
		7,045,381
Semiconductors - 2.22%			TOTAL INVESTMENTS - 99.89%
90,500	Intel Corp.	1,911,360	( Cost - $74,677,498)		85,857,659
			Other assets less liabilities - 0.11%		98,706
Software & Programming - 4.91%			TOTAL NET ASSETS - 100.00%		$85,956,365
19,800	Adobe Systems, Inc. *	549,054
12,700	Fiserv, Inc. *	702,310
			_____
			* Non-Income producing security.
			(a) Variable rate yield; the coupon rate shown
			represents the rate as of November 30, 2010.

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2010

Principal Amount		Fair Value	Principal Amount		Fair Value
CORPORATE BONDS - 79.64%			Communications Equipment - 2.80%
Aerospace / Defense - 2.80%				Cisco Systems, Inc.,
	Boeing Co.,		$ 1,500,000	4.45%, due 1/15/20	$ 1,611,915
$ 500,000	3.50%, due 2/15/15	$ 533,765	500,000	4.95%, due 2/15/19	558,470
1,000,000	3.75%, due 11/20/16	1,076,440			2,170,385
	Rockwell Collins, Inc.,		Computers - 2.27%
500,000	5.25%, due 7/15/19	555,345		International Business Machines,
		2,165,550	1,500,000	5.70%, due 9/14/17	1,756,575
Banks - 10.94%
	American Express Centurion,		Cosmetics / Personal Care - 0.84%
1,100,000	5.95%, due 6/12/17	1,234,706		Avon Products, Inc.,
	The Bank of New York Mellon Corp.,		625,000	4.20%, due 7/15/18	653,681
340,000	4.60%, due 1/15/20	364,167
	J.P. Morgan Chase & Co.,		Diversified Financial Services - 6.90%
1,000,000	4.75%, due 5/1/13	1,073,900		American Express Credit Corp.,
	Morgan Stanley,		1,000,000	5.125%, due 8/25/14	1,086,550
1,000,000	5.75%, due 10/18/16	1,069,400		BlackRock, Inc.,
500,000	6.75%, due 4/15/11	510,625	1,000,000	3.50%, due 12/10/14	1,047,440
	U.S. Bancorp.,			Caterpillar Financial Services Corp.,
2,000,000	3.15%, due 3/4/15	2,086,480	500,000	4.25%, due 2/8/13	531,055
	Wells Fargo & Co.,			General Electric Capital Corp.,
1,000,000	4.375%, due 1/31/13	1,060,640	1,000,000	4.25%, due 6/15/12	1,044,090
1,000,000	5.00%, due 11/15/14	1,070,640	1,000,000	5.375%, due 10/20/16	1,095,600
		8,470,558		John Deere Capital Corp.,
Beverages - 3.49%			500,000	5.25%, due 10/1/12	539,705
	Coca-Cola Co.,				5,344,440
500,000	4.875%, due 3/15/19	562,655	Electrical Components & Equipment - 2.21%
	PepsiCo, Inc.,			Emerson Electric Co.,
1,000,000	3.10%, due 1/15/15	1,056,100	500,000	4.875%, due 10/15/19	556,550
1,000,000	4.50%, due 1/15/20	1,084,440	1,000,000	5.375%, due 10/15/17	1,154,350
		2,703,195			1,710,900
Chemicals - 4.28%			Electric Utilities - 5.74%
	Du Pont De Nemours & Co.,			Alabama Power Co.,
500,000	3.25%, due 1/15/15	527,850	1,000,000	5.20%, due 1/15/16	1,121,900
	Monsanto Co.,			Commonwealth Edison Co.,
1,000,000	5.125%, due 4/15/18	1,115,750	1,000,000	6.15%, due 3/15/12	1,059,330
	Praxair, Inc.,			Detroit Edison Co.,
500,000	3.25%, due 9/15/15	526,565	1,000,000	5.60%, 6/15/18	1,147,140
500,000	5.25%, due 11/15/14	564,320		Dominion Resources, Inc.,
500,000	5.375%, due 11/1/16	581,585	500,000	5.15%, due 7/15/15	564,480
		3,316,070		Southern Power Co.,
			500,000	4.875%, due 7/15/15	552,555
					4,445,405

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

Principal Amount		Fair Value	Principal Amount		Fair Value
Foods - 1.39%			Multimedia- 0.76%
	Campbell Soup Co.,			Walt Disney Co.,
$ 500,000	4.50%, due 2/15/19	$ 543,915	$ 500,000	5.625%, due 9/15/16	$ 589,120
	Kellogg Co.,
500,000	4.25%, due 3/6/13	533,355	Oil & Gas - 3.48%
		1,077,270		Apache Corp.,
Forest Products & Paper - 1.33%			500,000	5.25%, due 4/15/13	545,595
	International Paper Co.,			Occidental Petroleum Corp.,
1,000,000	6.75%, due 9/1/11	1,033,420	1,000,000	4.125%, due 6/1/16	1,106,600
				Sunoco, Inc.,
Healthcare - Products - 3.48%			1,000,000	5.75%, due 1/15/17	1,041,680
	Baxter International, Inc.,				2,693,875
500,000	4.50%, due 8/15/19	542,630	Oil & Gas Services - 0.40%
	Medtronic, Inc.,			BJ Services Co.,
2,000,000	4.45%, due 3/15/20	2,152,720	300,000	5.75%, due 6/1/11	307,608
		2,695,350
Healthcare - Services - 0.71%			Pharmaceuticals - 2.04%
	UnitedHealth Group, Inc.,			Abbott Laboratories,
500,000	5.00%, due 8/15/14	547,085	1,500,000	4.125%, due 5/27/20	1,582,035

Household Products - 1.39%			Retail - 4.75%
	Fortune Brands, Inc.,			CVS Caremark Corp.,
500,000	5.375%, due 1/15/16	521,555	2,000,000	5.75%, due 8/15/11	2,064,700
	Procter & Gamble Co.,			Lowe's Co., Inc.,
500,000	4.70%, due 2/15/19	557,390	1,000,000	4.625%, due 4/15/20	1,087,740
		1,078,945		Wal-Mart Stores, Inc.,
Insurance - 2.14%			500,000	3.20%, due 5/15/14	528,305
	Berkshire Hathaway Finance Corp.,				3,680,745
500,000	4.60%, due 5/15/13	539,900	Software - 2.86%
1,000,000	5.40%, due 5/15/18	1,117,690		Microsoft Corp.,
		1,657,590	500,000	4.20%, due 6/1/2019	541,230
Investment Services - 4.81%				Oracle Corp.,
	Bear Stearns Co., Inc.,		1,500,000	5.00%, due 7/8/19	1,672,185
500,000	5.55%, due 1/22/17	536,480			2,213,415
1,000,000	5.70%, due 11/15/14	1,112,280	Telecommunications - 4.34%
	Merrill Lynch & Co.,			AT&T, Inc.,
2,000,000	5.00%, due 1/15/15	2,074,180	1,000,000	5.60%, due 5/15/18	1,145,190
		3,722,940		BellSouth Corp.,
Iron / Steel - 0.75%			500,000	5.20%, due 9/15/14	552,720
	Nucor Corp.,			Verizon Communications, Inc.,
500,000	5.85%, due 6/1/18	579,715	1,000,000	5.50%, due 2/15/18	1,127,280
				Verizon Global,
			500,000	4.375%, due 6/1/13	538,035
					3,363,225
The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2010

Principal Amount		Fair Value	Principal Amount		Fair Value
Transportation - 2.74%			Tennessee Valley Authority,
	CSX Corp.,		$ 1,000,000	4.50%, due 4/1/18	$ 1,122,690
$ 1,000,000	3.70%, due 10/30/20	$ 970,780	TOTAL U.S. GOVERNMENT &		13,046,849
	United Parcel Service, Inc.,		AGENCY OBLIGATIONS
1,000,000	5.125%, due 4/1/19	1,154,760	( Cost - $12,436,085)
		2,125,540
			Shares
TOTAL CORPORATE BONDS			MONEY MARKET FUNDS - 2.46%
( Cost - $58,285,212)		61,684,637		BlackRock Liquidity
			1,905,227	Temp Fund, % (a)	1,905,227
			TOTAL MONEY MARKET FUNDS
U.S. GOVERNMENT &			( Cost - $1,905,227)		1,905,227
AGENCY OBLIGATIONS - 16.84%
Government Agencies - 16.84%			TOTAL INVESTMENTS - 98.94%
	Federal Farm Credit Bank,		( Cost - $72,626,524)		76,636,713
800,000	3.65%, due 12/28/18	810,120	Other assets less liabilities - 1.06%		820,497
2,000,000	3.80%, due 12/14/17	2,059,680	TOTAL NET ASSETS - 100.00%		$ 77,457,210
1,000,000	4.67%, due 2/27/18	1,132,480
	Federal Home Loan Bank,		(a) Variable rate yield; the coupon rate shown represents
2,000,000	4.125%, due 12/13/19	2,168,420	the rate at November 30, 2010.
1,990,000	4.30%, due 3/23/20	2,013,144
	Federal Home Loan Mortgage
	Corporation,
1,500,000	3.00%, due 7/28/14	1,599,915
2,000,000	3.75%, due 3/27/19	2,140,400

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2010

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $74,677,498
and $72,626,524, respectively)	$ 85,857,659	$ 76,636,713
Receivable for fund shares sold	2,113	9,689
Dividends and interest receivable	223,858	856,007
Prepaid expenses and other assets	10,158	20,428
Total Assets	86,093,788	77,522,837

LIABILITIES:
Payable for fund shares redeemed	47,955	3,583
Accrued advisory fees	57,433	34,175
Accrued administration and fund accounting fees	7,432	6,574
Accrued transfer agency fees	2,000	1,543
Other accrued expenses	22,603	19,752
Total Liabilities	137,423	65,627
Net Assets	$ 85,956,365	$ 77,457,210

NET ASSETS CONSIST OF:
Paid in capital	$ 86,526,859	$ 77,149,499
Accumulated undistributed net investment income (loss)	798,631	-
Accumulated net realized loss from
investment transactions	(12,549,286)	(3,702,478)
Net unrealized appreciation on investments	11,180,161	4,010,189
Net Assets	$ 85,956,365	$ 77,457,210

Shares outstanding (unlimited number of shares authorized;	8,782,280	7,513,631
no par value)

Net asset value, offering and redemption price per share	$ 9.79	$ 10.31
($85,956,365/8,782,280 and $77,457,210/7,513,631, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2010

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 5,741	$ 3,332,207
Dividends	1,871,749	-
Total investment income	1,877,490	3,332,207

EXPENSES:
Investment advisory fees	741,237	430,648
Administration and fund accounting fees	144,062	138,597
Transfer agency fees	33,676	33,723
Legal fees	28,817	24,951
Custody fees	23,863	21,033
Audit fees	16,960	16,890
Printing expense	16,697	13,475
Trustees' fees	14,112	12,314
Registration & filing fees	10,475	9,475
Chief Compliance Officer fees	11,448	7,479
Insurance expense	5,982	3,990
Miscellaneous expenses	1,468	1,350
Total expenses	1,048,797	713,925

Net investment income	828,693	2,618,282

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain from investment
transactions	4,685,739	1,776,445
Net change in unrealized appreciation
of investments for the period	695,440	44,588
Net realized and unrealized gain
on investments	5,381,179	1,821,033
Net increase in net assets resulting
from operations	$ 6,209,872	$ 4,439,315

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2010	November 30, 2009

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 828,693	$ 1,212,557
Net realized gain (loss) from investment transactions	4,685,739	(8,697,079)
Net change in unrealized appreciation for the period	695,440	28,750,304
Net increase in net assets resulting from operations	6,209,872	21,265,782

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.09 and $0.08
per share, respectively)	(1,130,761)	(1,009,296)

CAPITAL SHARE TRANSACTIONS	(32,210,009)	402,720

Net increase (decrease) in net assets	(27,130,898)	20,659,206

NET ASSETS:
Beginning of year	113,087,263	92,428,057

End of year (including undistributed net investment income
of $798,631 and $1,100,699, respectively)	$ 85,956,365	$113,087,263

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2010	November 30, 2009

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 2,618,282	$ 3,256,465
Net realized gain (loss) from investment transactions	1,776,445	(4,628,402)
Net change in unrealized appreciation (depreciation) for the period	44,588	10,607,948
Net increase in net assets resulting from operations	4,439,315	9,236,011

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.31 and $0.35
per share, respectively)	(2,621,906)	(3,260,978)

CAPITAL SHARE TRANSACTIONS	(23,075,532)	10,739,611

Net increase (decrease) in net assets	(21,258,123)	16,714,644

NET ASSETS:
Beginning of year	98,715,333	82,000,689

End of year (including undistributed net investment income
of $0 and $0, respectively)	$ 77,457,210	$ 98,715,333

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2010	2009	2008	2007		2006

Net asset value, beginning of period	$ 9.37	$ 7.80	$ 12.58	$ 11.39		$ 10.32

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.08	0.10	0.09	0.09		0.06
Net realized and unrealized gains (losses)
on investments	0.43	1.55	(4.77)	1.10		1.11
Total from investment operations	0.51	1.65	(4.68)	1.19		1.17

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.09)	(0.08)	(0.10)	0.00		(0.10)
Total distributions	(0.09)	(0.08)	(0.10)	0.00		(0.10)

Net asset value, end of period	$ 9.79	$ 9.37	$ 7.80	$ 12.58		$ 11.39

Total return (2)	5.50%	21.41%	(37.51)%	10.45%		11.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 85,956	$ 113,087	$ 92,428	$ 129,733		$ 106,513
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.06%	1.06%	1.04%	1.03%		1.08%
Expenses, net of reimbursement/recapture	1.06%	1.06%	1.04%	1.06%	(3)	1.10%	(3)
Net investment income,
before reimbursement/recapture	0.84%	1.20%	0.85%	0.79%		0.62%
Net investment income,
net of reimbursement/recapture	0.84%	1.20%	0.85%	0.77%	(3)	0.59%	(3)
Portfolio turnover rate	69%	23%	11%	27%		37%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.06	$ 9.41	$ 10.17	$ 10.18	$ 10.16

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.31	0.35	0.41	0.44	0.42
Net realized and unrealized gains (losses)
on investments	0.25	0.65	(0.76)	(0.01)	0.01
Total from investment operations	0.56	1.00	(0.35)	0.43	0.43

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.31)	(0.35)	(0.41)	(0.44)	(0.41)
Total distributions	(0.31)	(0.35)	(0.41)	(0.44)	(0.41)

Net asset value, end of period	$ 10.31	$ 10.06	$ 9.41	$ 10.17	$ 10.18

Total return (2)	5.65%	10.84%	(3.59)%	4.34%	4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 77,457	$ 98,715	$ 82,001	$ 81,970	$ 70,214
Ratios to average net assets:
Expenses	0.83%	0.82%	0.82%	0.83%	0.89%
Net investment income	3.04%	3.62%	4.11%	4.38%	4.14%
Portfolio turnover rate	55%	36%	27%	31%	54%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)
November 30, 2010

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) were organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2010

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2010

The following is a summary of inputs used as of November 30, 2010, in valuing the Funds’ assets carried at fair value.

                                                                       North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock**	$84,396,960	$ -	$ -	$84,396,930
Money Market Funds	1,460,729	-	-	1,460,729
Total	$85,857,659	$ -	$ -	$85,857,659

                                                              North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds**	$ -	$61,684,637	$ -	$61,684,637
U.S. Government & Agency Obligations	-	13,046,849	-	13,046,849
Money Market Funds	1,905,227	-	$ -	1,905,227
Total	$1,905,227	$74,731,486	$ -	$76,636,713

                                                                      *The Funds did not hold any Level 3 investments during the year.

                                                                      **See Schedule of Investments for industry classifications.

Federal Income Taxes - The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2006 through 2009 and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the year ended November 30, 2010, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2010

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2010, the Adviser received advisory fees of $741,237 from the Equity Fund and $430,648 from the Bond Fund.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration, accounting and transfer agency services to the Funds pursuant to a Fund Services Agreement.  The terms of the agreement are as follows:

Administration - The Funds pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Funds also pay GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 per Fund and the basis point fees are:

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2010

  10 basis points or 0.10% per annum on the first $100 million in net assets

    8 basis points or 0.08% per annum on the next $150 million in net assets

    6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $27,000 per Fund plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

   2 basis points or 0.02% on net assets of $25 million to $100 million

   1 basis point or 0.01% on net assets greater than $100 million

Prior to February 1, 2010, GFS was paid a monthly fee from each Fund for providing accounting and administration services that was based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $18,000 per Fund share class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

Prior to February 1, 2010, GFS received a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.

Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-

page conversion fee and a flat filing fee.  For the year ended November 30, 2010, GemCom received $5,827 from the Equity Fund and $5,637 from the Bond Fund for providing such services.

Pursuant to a service agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses. For the year ended November 30, 2010, the Growth Fund and Bond Fund incurred expenses of $11,448 and $7,479, respectively, for services provided by NLCS.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2010

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2010, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $86,526,859 and $77,149,499, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the year		For the year
	ended		ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount

Shares sold	1,193,212	$ 11,299,377	3,132,918	$ 23,788,563
Shares issued for reinvestment
of dividends	29,944	285,670	32,069	244,367
Shares redeemed	(4,507,816)	(43,795,056)	(2,951,739)	(23,630,210)
Net increase (decrease)	(3,284,660)	$ (32,210,009)	213,248	$ 402,720

Bond Fund:

	For the year		For the year
	ended		ended
	November 30, 2010		November 30, 2009
	Shares	Amount	Shares	Amount

Shares sold	1,072,574	$ 10,873,717	2,226,710	$ 21,685,277
Shares issued for reinvestment
of dividends	30,081	303,320	49,848	485,486
Shares redeemed	(3,397,498)	(34,252,569)	(1,180,948)	(11,431,152)
Net increase (decrease)	(2,294,843)	$ (23,075,532)	1,095,610	$ 10,739,611

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2010

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2010 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 64,898,216	$ 32,018,055	$ 13,536,491
Sales	$ 95,244,928	$ 27,564,815	$ 33,937,702

At November 30, 2010, the aggregate cost for federal income tax purposes was $74,957,058 for the Growth Fund and $72,626,524 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities was as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 13,497,515	$ 4,054,587
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(2,596,914)	(44,398)
Net unrealized appreciation	$ 10,900,601	$ 4,010,189

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2010 and year ended November 30, 2009 were as follows:

	For the year ended Nov. 30, 2010	For the year ended Nov. 30, 2009
Growth Fund:
Ordinary income	$ 1,130,761	$ 1,009,296
Long-term capital gains	−	−
Total	$ 1,130,761	$ 1,009,296

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2010

	For the year ended Nov. 30, 2010	For the year ended Nov. 30, 2009
Bond Fund:
Ordinary income	$ 2,621,906	$ 3,260,978
Long-term capital gains	−	−
Total	$ 2,621,906	$ 3,260,978

On December 22, 2010, the Growth Fund paid an ordinary income dividend of $0.0875 per share to shareholders of record on December 21, 2010.  On December 30, 2010, the Bond Fund paid an ordinary income dividend of $0.0230 per share to shareholders of record on December 29, 2010.

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
Growth Fund	$ 798,631	$ (12,269,726)	$ 10,900,601
Bond Fund	−	(3,702,478)	4,010,189

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax loss deferral on wash sales.

As of November 30, 2010, the Growth Fund and Bond Fund had unused capital loss carryforwards of $12,269,726 and $3,702,478, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

	2016	2017
Growth Fund	$3,572,647	$8,697,079
Bond Fund	-	3,702,478

Permanent book and tax differences for the Bond Fund resulted in reclassification for the period ended November 30, 2010 as follows:  a decrease in paid-in-capital of $3,624 and a decrease in undistributed net investment losses of $3,624.

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2010, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 81% of the voting securities of the Growth Fund and approximately 92% of the Bond Fund.

THE NORTH COUNTRY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of  the North Country Equity Growth Fund and the North Country Intermediate Bond Fund (the “Funds”), each a series of The North Country Funds, as of November 30, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising The North Country Funds as of November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 31, 2011

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING

TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of The North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
John E. Arsenault* c/o Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 63	Trustee since 2009	President, North Country Investment Advisers, Inc. (2000-Present); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 73	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 66	Chairman of the Board since 2009 and Trustee Since 2000	Independent Consultant (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 71	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 55	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING

TRUSTEES AND OFFICERS (Unaudited) (Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Andrew Rogers Age: 41	President since 2006

President and Manager (2006-Present); Senior Vice President and Director of Administration (2001-2005), Gemini Fund Services, LLC.  Manager (since 2006) and President, (2004 - Present), GemCom, LLC.; Manager (2006-2008), Northern Lights Compliance Services, LLC

Charles J. Herrick Age: 61	Vice President and AML Compliance Officer since 2009	Vice President/BSA Officer (2007 -Present); Vice President of Operations (2002-2007), Glens Falls National Bank & Trust Co.
Michael J. Wagner Age: 60	Chief Compliance Officer since 2006

President (2006- Present); Senior Vice President (2004-2006); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC); President, The North Country Funds (2003-2006). Vice President and Chief Operating Officer (2004-Present), GemCom, LLC.  President and Chief Operating Officer (2003-2006), Sr. Vice President (1998-2004), Gemini Fund Services, LLC.

Director, Constellation Trust Company (2004- 2008).

Rose Anne Casaburri Age: 58	Secretary since 2001	Senior Paralegal, Gemini Fund Services, LLC. (2001-Present).
James Colantino Age: 41	Treasurer since 2006	Vice President, Fund Administration, Gemini Fund Services, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

* John E. Arsenault is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act because he is an officer of The North Country Funds’ investment adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2010 and held until November 30, 2010.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/10)	Ending Account Value (11/30/10)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/10-11/30/10)
Equity Growth Fund
Actual	$1,000.00	$ 1,071.11	1.10%	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
Intermediate Bond Fund
Actual	$1,000.00	$1,037.74	0.86%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         183 days divided by 365 days.

THE NORTH COUNTRY FUNDS

PRIVACY POLICY

At The North Country Funds we recognize and respect the privacy of each of our Investors and their expectations for confidentiality. The protection of investor Information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. This statement applies to information on current and former customers.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

Account applications and other required forms;

Written, oral, electronic or telephonic communications; and

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as otherwise permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as otherwise permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2010, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2010

$ 24,550

FY 2009

$ 25,000

(b)

Audit-Related Fees

FY 2010

$ 0

FY 2009

$ 0

(c)

Tax Fees

FY 2010

$ 4,000

FY 2009

$ 4,000

(d)

All Other Fees

FY 2010

$ 0

FY 2009

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2010

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2010

$  4,000

$  0

FY 2009

$  4,000

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2010.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Andrew Rogers, President

 Andrew Rogers, President

Date

2/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers, President

Andrew Rogers, President

Date

2/8/11

By (Signature and Title)

/s/ James Colantino, Treasurer

 James Colantino, Treasurer

Date

2/8/11